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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of report (Date of earliest event reported): October 29, 2003

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

       Massachusetts                 001-16767               73-1627673
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1-6.    Not applicable.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits

        (c)   The following exhibits are filed with this Report:

              Exhibit No.    Description
              -----------    -----------

                 99.1 Press release issued by Westfield Financial, Inc. (the "Company") on October 29, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Items 8-11.   Not applicable.

Item 12.      Results of Operations and Financial Condition

      On October 29, 2003, the Company announced its earnings for the third quarter of the 2003 fiscal year. A copy of the press release dated October 29, 2003, describing third quarter earnings is attached as Exhibit 99.1.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.


                                       By: /s/ Michael J. Janosco, Jr.
                                           -------------------------------
                                           Name:   Michael J. Janosco, Jr.
                                           Title:  Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer

Date: November 3, 2003


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1       Press Release dated October 29, 2003.


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